    As filed with the Securities and Exchange Commission on March 19, 2002

                                        Securities Act Registration No. 2-66407
                               Investment Company Act Registration No. 811-2992
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [_]
                          Pre-Effective Amendment No.
                                                                            [_]

                        Post-Effective Amendment No. 32

                                                                            [X]
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                                                                            [_]

                               Amendment No. 31

                                                                            [X]
                       (Check appropriate box or boxes)

                                 -------------

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
              (Exact name of registrant as specified in charter)
          (formerly Prudential-Bache National Municipals Fund, Inc.)

                             GATEWAY CENTER THREE
                              100 Mulberry Street
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (973) 367-7521

                             Deborah A. Docs, Esq.
                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
              (Name and Address of Agent for Service of Process)

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):

                       [X] immediately upon filing pursuant to paragraph (b)
                       [_] on (date) pursuant to paragraph (b)
                       [_] 60 days after filing pursuant to paragraph (a)(1)
                       [_] on (date) pursuant to paragraph (a), of Rule 485.
                       [_] on (date) pursuant to paragraph (a)(1)
                       [_] 75 days after filing pursuant to paragraph (a)(2)
                       [_] on (date) pursuant to paragraph (a)(2), of Rule 485.
                          If appropriate, check the following box:
                       [_] this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered . . . . . . . . . . . . . . . . . Shares
                  of Common Stock, par value $.01 per share.

================================================================================

 PROSPECTUS

 MARCH 19, 2002






    PRUDENTIAL
    NATIONAL MUNICIPALS FUND, INC.

 FUND TYPE

 Municipal Bond


 OBJECTIVE
 Capital appreciation
 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


               Prudential Financial is a service mark of The Prudential Insurance Company of
               America, Newark, NJ, and its affiliates.  [LOGO]

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Table of Contents
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
1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
10  Other Investments and Strategies
14  Investment Risks

18  How the Fund is Managed
18  Board of Directors
18  Manager
18  Investment Adviser
20  Distributor

21  Fund Distributions and Tax Issues
21  Distributions
22  Tax Issues
23  If You Sell or Exchange Your Shares

25  How to Buy, Sell and Exchange Shares of the Fund
25  How to Buy Shares
32  How to Sell Your Shares
36  How to Exchange Your Shares
37  Telephone Redemptions or Exchanges
38  Expedited Redemption Privilege

39  Financial Highlights
39  Class A Shares
40  Class B Shares
41  Class C Shares
42  Class Z Shares

44  The Prudential Mutual Fund Family

A-1 Description of Security Ratings

    For More Information (Back Cover)



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  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
  INC.

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Risk/Return Summary
---------------------------------------------------------------------


This section highlights key information about PRUDENTIAL NATIONAL MUNICIPALS FUND, INC., which we refer to as the "Fund". Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek a HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. This means that as a fundamental policy of the Fund, we invest, under normal circumstances, at least 80% of the Fund's investable assets in obligations the income from which is exempt from federal income tax, that is, municipal obligations. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund's portfolio consists primarily of long-term municipal bonds of medium quality, which are bonds rated A and Baa by Moody's Investors Service (Moody's), and A and BBB by Standard & Poor's Ratings Group (S&P), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may invest up to 15% of the Fund's investable assets in "non-investment grade" or high-yield municipal debt obligations, commonly known as junk bonds. Non-investment grade securities are rated below Baa by Moody's and below BBB by S&P, or comparably rated by another major rating service, and are considered speculative. The Fund may invest in obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The Fund may also invest in certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT).

   While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in long-term municipal bonds of medium quality, there is the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the bonds may lose


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                                                                             1

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Risk/Return Summary
---------------------------------------------------------------------


value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Municipal bonds of medium quality have certain speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Fund may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing.

   The Fund may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

   Bond prices and the Fund's net asset value generally move in opposite directions from interest rates --if interest rates go up, the prices of the bonds in the Fund's portfolio may fall because the bonds the Fund holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

   Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.
   The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests --Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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2   PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

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Risk/Return Summary
---------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors --including risk --can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


                                    [CHART]


Annual Return* (Class B shares)


1992    1993    1994     1995   1996   1997   1998    1999     2000   2001
-----  ------  -------  ------  -----  -----  -----  -------  ------  -----
8.49%  12.15%  (6.39)%  16.49%  2.26%  9.35%  4.99%  (3.98)%  11.23%  3.70%


BEST QUARTER: 6.26% (1st quarter of 1995)
WORST QUARTER: (5.99)% (1st quarter of 1994)

*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the management fee waiver, the annual returns would have been lower too.


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                                                                             3

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Risk/Return Summary
---------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS/1/ (AS OF 12-31-01)



RETURN BEFORE TAXES                      1 YR 5 YRS 10 YRS SINCE INCEPTION
Class A shares                           .83% 4.61%  5.65% 6.37% (since 1-22-90)
Class B shares                         -1.22% 4.76%  5.61% 7.85% (since 4-25-80)
Class C shares                          1.44% 4.45%    N/A 4.99% (since 8-1-94)
Class Z shares                          4.26%   N/A    N/A 3.80% (since 1-22-99)
CLASS B SHARES
RETURN BEFORE TAXES                    -1.22% 4.76%  5.61% 7.85% (since 4-25-80)
RETURN AFTER TAXES ON DISTRIBUTIONS/2/ -1.43% 4.64%  5.29% 7.63% (since 4-25-80)
RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALES OF FUND SHARES/2/            1.20% 4.75%  5.36% 7.60% (since 4-25-80)
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES\OR TAXES)
Lehman Muni Bond Index/3/               5.13% 5.98%  6.63%                 **/3/
Lipper Average/4/                       3.90% 4.78%  5.85%                 **/4/

1The Fund's returns are after deduction of sales charges and expenses. Without the management fee waiver and the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


3The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index)--an unmanaged index of over 39,000 long-term investment-grade municipal bonds--gives a broad look at how long-term investment-grade municipal bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.23% for Class A, 8.37% for Class B, 6.53% for Class C and 4.48% for Class Z shares. Source: Lehman Brothers.


4The Lipper Average is based on the average return of all mutual funds in the Lipper Municipal Debt Funds Category. These returns do not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 6.54% for Class A, 8.23% for Class B, 5.45% for Class C and 2.93% for Class Z shares. Source: Lipper Inc.



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4   PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

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Risk/Return Summary
---------------------------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund -- Class A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class is right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)      3%    None         1%       None
Maximum deferred sales charge (load)
 (as a percentage of the lower of original
 purchase price or sale proceeds)                 None      5%/2/      1%/3/    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions     None    None       None       None
Redemption fees                                   None    None       None       None
Exchange fee                                      None    None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                              CLASS A CLASS B CLASS C CLASS Z
   Management fees                               .48%    .48%    .48%    .48%
   + Distribution and service (12b-1) fees/4/    .30%    .50%   1.00%    None
   + Other expenses                              .16%    .16%    .16%    .16%
   = Total annual Fund operating expenses        .94%   1.14%   1.64%    .64%
   - Fee waiver or expense reimbursement/4/      .05%    None    .25%    None
   = NET ANNUAL FUND OPERATING EXPENSES          .89%   1.14%   1.39%    .64%
   --------------------------------------------------------------------------

1Your broker may charge you a separate or additional fee for purchases and sales of shares.
2The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4For the fiscal year ending December 31, 2002, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.



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                                                                             5

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Risk/Return Summary
---------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               1 YR 3 YRS 5 YRS 10 YRS
Class A shares $388  $586  $800 $1,416
Class B shares $616  $662  $728 $1,304
Class C shares $340  $588  $960 $2,003
Class Z shares  $65  $205  $357   $798


You would pay the following expenses on the same investment if you did not sell your shares:


               1 YR 3 YRS 5 YRS 10 YRS
Class A shares $388  $586  $800 $1,416
Class B shares $116  $362  $628 $1,304
Class C shares $240  $588  $960 $2,003
Class Z shares  $65  $205  $357   $798



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6   PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to SEEK A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. This means that as a fundamental policy of the Fund, we invest, under normal circumstances, at least 80% of the Fund's investable assets in obligations the income from which is exempt from federal income tax, that is municipal obligations. These obligations include MUNICIPAL BONDS and MUNICIPAL NOTES. Municipal notes, like municipal bonds, are fixed-income securities issued by states and municipalities, except that municipal notes mature in one year or less. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------               Municipal bonds include GENERAL
MUNICIPAL BONDS                     OBLIGATION BONDS and REVENUE BONDS.
States and municipalities issue     General obligation bonds are obligations
bonds in order to borrow money to   supported by the credit of an issuer
finance a project. You can think of that has the power to tax and are bonds as loans that investors make  payable from such issuer's general
to the state, local government or   revenues and not from any particular
other issuer. The government gets   source. Revenue bonds, on the other
the cash needed to complete the     hand, are payable from revenues derived
project and investors earn income   from a particular source or project.
on their investment.                   The Fund's portfolio will consist
-------------------------

primarily of long-term municipal bonds of medium quality. Although we will not be limited by ratings assigned by rating services, this means that the Fund's portfolio will be principally invested in medium-quality investment-grade municipal bonds; that is, bonds rated A and Baa by Moody's and A and BBB by S&P, or comparably rated by another major rating service. Bonds rated Baa by Moody's or BBB by S&P have certain speculative characteristics.


   In recent years, there has been a narrowing of the yield spreads between higher- and lower- quality municipal bonds and a reduction in the supply of medium-quality municipal bonds. As a result of these changing conditions in the municipal securities markets, the investment adviser has invested a substantial portion of the Fund's assets in higher-quality municipal bonds.


   We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of



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                                                                             7

.............




---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------

comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value.

   The Fund may also invest up to 15% of its investable assets in high-yield municipal debt obligations or junk bonds. Junk bonds are non-investment grade securities that are rated below Baa by Moody's and below BBB by S&P, or comparably rated by another major rating service, and are considered speculative. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds.

   The interest on municipal bonds generally is exempt from federal income taxes. The Fund, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Fund Distributions and Tax Issues-- Distributions."
   A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but we will take this into consideration in deciding whether the Fund should continue to hold the obligation.
   An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


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8   PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

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How the Fund Invests
---------------------------------------------------------------------


   During the fiscal year ended December 31, 2001, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:



                                                    Percentage of
Ratings                                           Total Investments
AAA/Aaa                                                 58.54%
AA/Aa                                                   12.36%
A/A                                                      6.95%
BBB/Baa                                                 14.13%
BB/Ba                                                    1.88%
CCC/Caa                                                  0.07%
Less than CCC/Caa                                        0.08%
Unrated (Prudential Ratings Used)
AAA/Aaa                                                  1.21%
BBB/Baa                                                  2.52%
BB/Ba                                                    0.37%
B/B                                                      0.33%
Other
  Not rated                                              0.01%
  Short-Term/Cash                                        1.55%

   In seeking to achieve the Fund's investment objective, the investment adviser will purchase securities that it believes represent the best values based on yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and adjust the Fund's portfolio holdings accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

   The dollar-weighted average maturity of the obligations held by the Fund generally ranges between 10 and 25 years. As of December 31, 2001, the Fund's weighted average maturity was 17.5 years.



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                                                                             9

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How the Fund Invests
---------------------------------------------------------------------

   The Fund also engages in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.
   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objective and policy of investing at least 80% of its investable assets in municipal obligations are fundamental policies that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Fund that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

The Fund may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Fund to demand full payment of the bond on short notice. At times the Fund may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the



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10  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

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How the Fund Invests
---------------------------------------------------------------------

interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

MUNICIPAL LEASE OBLIGATIONS
The Fund may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Fund may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase municipal obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.


TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, we may take a temporary defensive position and invest up to 100% of the Fund's assets in municipal notes. Investing heavily in these securities limits our ability to achieve the Fund's investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund's assets.


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                                                                             11

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How the Fund Invests
---------------------------------------------------------------------


DERIVATIVE STRATEGIES

We may use various DERIVATIVE STRATEGIES to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives--such as futures contracts, including interest rate futures contracts, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.


Futures Contracts and Related Options

The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities, or in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.



   For more information about these strategies, see the SAI, "Description of the Fund, It's Investments and Risks--Risks of Hedging and Return Enhancement Strategies."


Interest Rate Swap Transactions
The Fund may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap


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12  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
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




---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------

is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



 -------------------------------------------------------------------------------
                                                                             13

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.




INVESTMENT TYPE
% of Fund's Assets            RISKS                               POTENTIAL REWARDS
MUNICIPAL OBLIGATIONS       . Credit risk--the risk that        . Tax-exempt interest
                              the borrower can't pay              income, except with
At least 80% under normal     back the money borrowed             respect to certain bonds,
circumstances                 or make interest                    such as private activity
                              payments (lower for                 bonds, which are subject
                              insured and higher rated            to the federal alternative
                              bonds). The lower a                 minimum tax (AMT)
                              bond's quality, the higher        . If interest rates decline,
                              its potential volatility            long-term yields should be
                            . Market risk--the risk that          higher than money
                              bonds will lose value in            market yields
                              the market, sometimes             . Bonds have generally
                              rapidly or unpredictably,           outperformed money
                              because interest rates rise         market instruments over
                              or there is a lack of               the long term
                              confidence in the                 . Most bonds rise in value
                              borrower or the bond's              when interest rates fall
                              insurer
                            . Concentration risk--the
                              risk that bonds may lose
                              value because of political,
                              economic or other events
                              in the geographic region
                              where the Fund's
                              investments are focused
                            . Tax risk--the risk that
                              federal income tax rates
                              may decrease, which
                              could decrease demand
                              for municipal bonds or
                              that a change in law may
                              limit or eliminate
                              exemption of interest on
                              municipal bonds from
                              such taxes
------------------------------------------------------------------------------------------------



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14  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------



Investment Type (cont'd)
% of Fund's Assets               RISKS                                   POTENTIAL REWARDS
MUNICIPAL OBLIGATIONS          . Illiquidity risk--the risk
(CONT'D)                         that bonds may be
                                 difficult to value precisely
                                 and sell at time or price
                                 desired, in which case
                                 valuation would depend
                                 more on investment
                                 adviser's judgment than is
                                 generally the case with
                                 other types of municipal
                                 bonds
                               . Nonappropriation risk--
                                 the risk that the state or
                                 municipality may not
                                 include the bond
                                 obligations in future
                                 budgets
-------------------------- -   ---------------------------------   -   ------------------------------
MUNICIPAL LEASE                . See credit risk, market               . Tax-exempt interest
OBLIGATIONS                      risk, concentration risk,               income, except with
                                 nonappropriation risk,                  respect to certain bonds,
Percentage varies; usually       illiquidity risk and tax risk           such as private activity
less than 25%                  . Abatement risk--the risk                bonds, which are subject
                                 that the entity leasing the             to the AMT
                                 equipment or facility will            . If interest rates decline,
                                 not be required to make                 long-term yields should be
                                 lease payments because it               higher than money
                                 does not have full use of               market yields
                                 the equipment or facility
-------------------------- -   ---------------------------------   -   ------------------------------
WHEN-ISSUED AND                . Value of securities may               . May magnify underlying
DELAYED-DELIVERY                 decrease before delivery                investment gains
SECURITIES                       occurs
                               . Broker/dealer may
Percentage varies; usually       become insolvent prior to
less than 20%                    delivery
                               . Investment costs may
                                 exceed potential
                                 underlying investment
                                 gains
                               . See tax risk
-------------------------- -   ---------------------------------   -   ------------------------------



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                                                                             15

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------




Investment Type (cont'd)
% of Fund's Assets               RISKS                                    POTENTIAL REWARDS
DERIVATIVES                    . The value of derivatives               . The Fund could make
                                 (such as futures, options                money and protect
Up to 20%                        on futures and interest                  against losses if the
                                 rate swaps), that are used               investment analysis proves
                                 to hedge a portfolio                     correct
                                 security is determined                 . One way to manage the
                                 independently from that                  Fund's risk/return balance
                                 security and could result in             is to lock in the value of
                                 a loss to the Fund when                  an investment ahead of
                                 the price movement of a                  time
                                 derivative does not                    . Derivatives used for return
                                 correlate with a change in               enhancement purposes
                                 the value of the portfolio               involve a type of leverage
                                 security                                 and could generate
                               . Derivatives used for risk                substantial gains at low
                                 management may not                       cost
                                 have the intended effects              . Hedges that correlate well
                                 and may result in losses                 with an underlying
                                 or missed opportunities                  position can increase or
                               . The other party to a                     enhance investment
                                 derivatives contract could               income or capital gains at
                                 default                                  low cost
                               . Derivatives used for return
                                 enhancement purposes
                                 involve a type of leverage
                                 (borrowing for investment)
                                 and could magnify losses
                               . Certain types of
                                 derivatives involve costs to
                                 the Fund that can reduce
                                 returns
-------------------------- -   ----------------------------------   -   ------------------------------
HIGH-YIELD MUNICIPAL           . See market risk                        . May offer higher interest
DEBT OBLIGATIONS (JUNK           (particularly high), credit              income and higher
BONDS)                           risk (particularly high),                potential gains than
                                 illiquidity risk (particularly           higher grade municipal
Up to 15%                        high) and tax risk                       bonds
                               . More volatile than higher-             . Most bonds rise in value
                                 quality debt securities                  when interest rates fall
-------------------------- -   ----------------------------------   -   ------------------------------
ZERO COUPON MUNICIPAL          . See credit risk, market                . Tax-exempt interest
BONDS                            risk, concentration risk                 income, except with
                                 and tax risk                             respect to certain bonds,
Percentage varies; usually     . Typically subject to                     such as private activity
less than 15%                    greater volatility and less              bonds, which are subject
                                 liquidity in adverse                     to the AMT
                                 markets than other                     . Value rises faster when
                                 municipal bonds                          interest rates fall
-------------------------- -   ----------------------------------   -   ------------------------------



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16  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------




Investment Type (cont'd)
% of Fund's Assets               RISKS                                 POTENTIAL REWARDS
INVERSE FLOATERS/              . High market risk--risk              . Income generally will
SECONDARY INVERSE                that inverse floaters will            increase when interest
FLOATERS                         fluctuate in value more               rates decrease
                                 dramatically than other
Percentage varies; usually       debt securities when
less than 15%                    interest rates change
                               . See credit risk, illiquidity
                                 risk and tax risk
                               . Secondary inverse floaters
                                 are subject to additional
                                 risks of municipal asset-
                                 backed securities
-------------------------- -   -------------------------------   -   -------------------------------
MUNICIPAL ASSET-BACKED         . Prepayment risk--the risk           . Tax-exempt interest
SECURITIES                       that the underlying bonds             income, except with
                                 may be prepaid, partially             respect to certain bonds,
Percentage varies; usually       or completely, generally              such as private activity
less than 15%                    during periods of falling             bonds, which are subject
                                 interest rates, which could           to the AMT
                                 adversely affect yield to           . Pass-through instruments
                                 maturity and could                    provide greater
                                 require the Fund to                   diversification than direct
                                 reinvest in lower yielding            ownership of municipal
                                 bonds                                 bonds
                               . Credit risk--the risk that          . May offer higher yield due
                                 the underlying municipal              to their structure
                                 bonds will not be paid by
                                 issuers or by credit
                                 insurers or guarantors of
                                 such instruments. Some
                                 municipal asset-backed
                                 securities are unsecured
                                 or secured by lower-rated
                                 insurers or guarantors and
                                 thus may involve greater
                                 risk
                               . See market risk and tax
                                 risk
-------------------------- -   -------------------------------   -   -------------------------------
ILLIQUID SECURITIES            . See illiquidity risk                . May offer a more
                                                                       attractive yield or
Up to 15% of net assets                                                potential for growth than
                                                                       more widely traded
                                                                       securities
-------------------------- -   -------------------------------   -   -------------------------------
VARIABLE/FLOATING RATE         . Value lags value of fixed-          . May offer protection
BONDS                            rate securities when                  against interest rate
                                 interest rates change                 increases
Percentage varies; usually     . See tax risk
less than 10%
-------------------------- -   -------------------------------   -   -------------------------------



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                                                                             17

---------------------------------------------------------------------
How the Fund is Managed
---------------------------------------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)

GATEWAY CENTER THREE, 100 MULBERRY STREET

NEWARK, NJ 07102



   Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2001, the Fund paid PI management fees of .48% of the Fund's average daily net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.


INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Two Gateway Center, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


   As of December 31, 2001, PIM's Fixed Income Group managed approximately $137 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Investment Policy Committee, whereas bottom-up security selection is made by the sector teams.



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    INC.

---------------------------------------------------------------------
How the Fund is Managed
---------------------------------------------------------------------



   Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading, and corporate bond investing.


   The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's chief investment officer, chief investment strategist, head of risk management and head of quantitative management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.


   The Municipal Bond Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.




                                MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5.0 billion (as of December 31, 2001).


TEAM LEADER: Robert Waas.


GENERAL INVESTMENT EXPERIENCE: 17 years.


PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years.



SECTOR: City, state and local government securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


 -------------------------------------------------------------------------------
                                                                             19

---------------------------------------------------------------------
How the Fund is Managed
---------------------------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares, and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.



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20  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
Fund Distributions and Tax Issues
---------------------------------------------------------------------

   Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal income taxes. If, however, the Fund invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit.

   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS out of any net investment income to shareholders typically every month. For example, if the Fund owns a City XYZ bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal income tax purposes. As mentioned, at least 80% of the Fund's assets will be invested in such obligations during normal market conditions. Dividends attributable to the interest on taxable bonds held by the Fund, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Fund.

   Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum tax (AMT).


 -------------------------------------------------------------------------------
                                                                             21

---------------------------------------------------------------------
Fund Distributions and Tax Issues
---------------------------------------------------------------------


   The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Fund sells assets that it held for more than 1 year for a profit. For an individual, the maximum long-term federal capital gains rate is generally 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services," in the next section.


TAX ISSUES
FORM 1099
Every year you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 30% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



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22  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

=====================================================================
Fund Distributions and Tax Issues
---------------------------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL
GAIN

                                              which is subject to tax.
------------------------------------          For individuals, the maximum
                                    [GRAPHIC] capital gains tax rate is
                                              generally 20% for shares
                                              held for more than 1 year.
------------------------------------          However, capital gains of


individuals on a sale of shares acquired after December 31, 2000 and held for more than 5 years will be eligible for a special maximum capital gains rate of 18%. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in


 -------------------------------------------------------------------------------
                                                                             23

---------------------------------------------------------------------
Fund Distributions and Tax Issues
---------------------------------------------------------------------

value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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24  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179

PHILADELPHIA, PA 19101


   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year generally are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  .  The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges


 -------------------------------------------------------------------------------
                                                                             25

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------


  . The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

  .  Whether you qualify for any reduction or waiver of sales charges


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  . The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                             CLASS A    CLASS B         CLASS C           CLASS Z
Minimum purchase amount 1    $1,000     $1,000          $2,500            None
Minimum amount for           $100       $100            $100              None
 subsequent purchases 1
Maximum initial sales        3% of the  None            1% of the public  None
 charge                      public                     offering price/2/
                             offering
                             price
Contingent Deferred          None       If sold during: 1% on sales       None
 Sales Charge (CDSC) 3                  Year 1    5%    made within
                                        Year 2    4%    18 months of
                                        Year 3    3%    purchase
                                        Year 4    2%
                                        Year 5    1%
                                        Year 6    1%
                                        Year 7    0%
Annual distribution and      .30 of 1%  .50 of 1%       1%                None
 service (12b-1) fees (shown (.25 of 1%                 (.75 of 1%
 as a percentage of average  currently)                 currently)
 net assets) /4/

1The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."



21.01% of the net amount invested.


3For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares--Contingent Deferred Sales Charge (CDSC)."


4These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), is .25 of 1% for Class B shares and is .75 of 1% for Class C shares. For the fiscal year ending December 31, 2002, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                       SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $99,999                  3.00%              3.09%       3.00%
$100,000 to $249,999               2.50%              2.56%       2.50%
$250,000 to $499,999               1.50%              1.52%       1.50%
$500,000 to $999,999               1.00%              1.01%       1.00%
$1 million and above 1              None               None        None

1If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you

  .  Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)


  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and


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financial planners who have agreements with Prudential Investments Advisory
Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  .  Purchase your shares through an account at Prudential Securities,


  . Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.


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   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


QUALIFYING FOR CLASS Z SHARES
Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,


  . Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

  .  Prudential, with an investment of $10 million or more.


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                                                                             29

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   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV --is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

   Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. The fair value of a portfolio security that



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the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE).


-------------------------               We determine the Fund's NAV once
                                    each business day at the close of regular
MUTUAL FUND SHARES                  trading on the NYSE, usually 4:00 p.m.
The NAV of mutual fund shares       New York time. The NYSE is closed on
changes every day because the       most national holidays and Good Friday.
value of a fund's portfolio changes We may not determine the Fund's NAV
constantly. For example, if Fund    on days when we have not received any
XYZ holds City ABC bonds in its     orders to purchase, sell or exchange the
portfolio and the price of City ABC Fund's shares, or when changes in the
bonds goes up, while the value of   value of the Fund's portfolio do not
the fund's other holdings remains   materially affect its NAV.
the same and expenses don't
change, the NAV of Fund XYZ will        Most national newspapers report
increase.                           the NAVs of larger mutual funds, which
-------------------------           allows investors to check the price of
                                    those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--any dividends and


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capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159

PHILADELPHIA, PA 19101


Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.




Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must


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receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149

PHILADELPHIA, PA 19101


   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


   If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records or, you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."



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CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares, and

  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to a CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.


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WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

  .  On certain sales effected through the Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


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HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157

PHILADELPHIA, PA 19101


   There is no sales charge for exchanges. If, however, you exchange-- and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B and Class C shares which are not subject to a



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CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.



   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow


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reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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


---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.



   A copy of the Fund's annual report is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS A SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE           2001     2000     1999          1998          1997
NET ASSET VALUE, BEGINNING OF YEAR      $15.59   $14.72   $16.06        $16.12        $15.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      .75      .76      .76           .79           .81/(b)/
Net realized and unrealized gain
 (loss) on investment transactions       (.13)      .88   (1.34)           .06           .67
TOTAL FROM INVESTMENT OPERATIONS           .62     1.64    (.58)           .85          1.48
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.76)    (.76)    (.76)         (.79)         (.81)
Distributions in excess of net
 investment income                          --    (.01)       --/(c)/       --/(c)/    (.01)
Distributions from net realized gains    (.13)       --       --         (.12)         (.10)
TOTAL DISTRIBUTIONS                      (.89)    (.77)    (.76)         (.91)          (92)
NET ASSET VALUE, END OF YEAR            $15.32   $15.59   $14.72        $16.06        $16.12
TOTAL INVESTMENT RETURN/(a)/             3.95%   11.45%  (3.69)%         5.41%         9.80%
RATIOS/SUPPLEMENTAL DATA                  2001     2000     1999          1998          1997
NET ASSETS, END OF YEAR (000)         $579,335 $609,245 $498,428      $481,926      $493,178
Average net assets (000)              $599,337 $487,811 $531,603      $483,759      $491,279
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                     .89%     .88%     .86%          .73%          .70%/(b)/
Expenses, excluding distribution and
 service (12b-1) fees                     .64%     .63%     .61%          .63%          .60%/(b)/
Net investment income                    4.76%    5.09%    4.88%         4.89%         5.15%/(b)/
FOR CLASS A, B, C, AND Z SHARES:
Portfolio turnover rate                    66%     122%      30%           23%           38%
-------------------------------------------------------------------------------------------------


(a)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b)Net of management fee waiver.
(c)Less than $.005 per share.


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                                                                             39

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS B SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE          2001    2000     1999          1998          1997
NET ASSET VALUE, BEGINNING OF YEAR     $15.63  $14.75   $16.10        $16.16        $15.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     .71     .73      .73           .73           .75/(b)/
Net realized and unrealized gain
 (loss) on investment transactions      (.13)     .89   (1.35)           .06           .67
TOTAL FROM INVESTMENT OPERATIONS          .58    1.62    (.62)           .79          1.42
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.72)   (.73)    (.73)         (.73)         (.75)
Distributions in excess of net
 investment income                         --   (.01)       --/(c)/       --/(c)/    (.01)
Distributions from net realized gains   (.13)      --       --         (.12)         (.10)
TOTAL DISTRIBUTIONS                     (.85)   (.74)    (.73)         (.85)         (.86)
NET ASSET VALUE, END OF YEAR           $15.36  $15.63   $14.75        $16.10        $16.16
TOTAL INVESTMENT RETURN/(a)/            3.70%  11.23%  (3.98)%         4.99%         9.35%
RATIOS/SUPPLEMENTAL DATA                 2001    2000     1999          1998          1997
NET ASSETS, END OF YEAR (000)         $48,972 $59,260  $92,265      $119,698      $141,528
Average net assets (000)              $54,043 $73,531 $118,044      $131,195      $151,938
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                   1.14%   1.13%    1.11%         1.13%         1.10%/(b)/
Expenses, excluding distribution and
 service (12b-1) fees                    .64%    .63%     .61%          .63%          .60%/(b)/
Net investment income                   4.52%   4.85%    4.62%         4.49%         4.75%/(b)/
-----------------------------------------------------------------------------------------------


(a)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b)Net of management fee waiver.
(c)Less than $.005 per share.


---------------------------------------------------------------------
40  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS C SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE           2001   2000    1999        1998        1997
NET ASSET VALUE, BEGINNING OF YEAR      $15.63 $14.75  $16.10      $16.16      $15.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      .67    .69     .69         .69         .71/(b)/
Net realized and unrealized gain (loss)
 on investment transactions              (.13)    .89  (1.35)         .06         .67
TOTAL FROM INVESTMENT OPERATIONS           .54   1.58   (.66)         .75        1.38
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income     (.68)  (.69)   (.69)       (.69)       (.71)
Distributions in excess of net
 investment income-                         --  (.01)      --/(c)/     --/(c)/  (.01)
Distributions from net realized gains    (.13)     --      --       (.12)       (.10)
TOTAL DISTRIBUTIONS                      (.81)  (.70)   (.69)       (.81)       (.82)
NET ASSET VALUE, END OF YEAR            $15.36 $15.63  $14.75      $16.10      $16.16
TOTAL INVESTMENT RETURN/(a)/             3.45% 10.96% (4.22)%       4.73%       9.08%
RATIOS/SUPPLEMENTAL DATA                  2001   2000    1999        1998        1997
NET ASSETS, END OF YEAR (000)           $5,183 $3,213  $3,060      $2,296        $825
Average net assets (000)                $4,032 $2,473  $2,643      $1,555        $758
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    1.39%  1.38%   1.36%       1.38%       1.35%/(b)/
Expenses, excluding distribution and
 service (12b-1) fees                     .64%   .63%    .61%        .63%        .60%/(b)/
Net investment income                    4.28%  4.60%   4.39%       4.23%       4.50%/(b)/
------------------------------------------------------------------------------------------


(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b) Net of management fee waiver.
(c) Less than $.005 per share.


 -------------------------------------------------------------------------------
                                                                             41

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




CLASS Z SHARES (FISCAL YEARS ENDED 12-31)//
PER SHARE OPERATING PERFORMANCE                             2001   2000 1999/(c)/
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.58 $14.71   $16.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        .78    .80      .73
Net realized and unrealized gain (loss) on investment
 transactions                                              (.12)    .88   (1.40)
TOTAL FROM INVESTMENT OPERATIONS                             .66   1.68    (.67)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.79)  (.80)    (.73)
Distributions in excess of net investment income--            --  (.01)       --/(b)/
Distributions from net realized gains                      (.13)     --       --
TOTAL DISTRIBUTIONS                                        (.92)  (.81)    (.73)
NET ASSET VALUE, END OF PERIOD                            $15.32 $15.58   $14.71
TOTAL INVESTMENT RETURN/(a)/                               4.26% 11.73%  (4.22)%
RATIOS/SUPPLEMENTAL DATA                                    2001   2000     1999
NET ASSETS, END OF PERIOD (000)                           $1,924 $1,183   $  797
Average net assets (000)                                  $1,673 $  765   $1,391
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service (12b-1) fees   .64%   .63%     .64%/(d)/
Expenses, excluding distribution and service (12b-1) fees   .64%   .63%     .64%/(d)/
Net investment income                                      5.05%  5.34%    5.45%/(d)/
-------------------------------------------------------------------------------------


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $.005 per share.
(c)Information shown is for the period from 1-22-99 (when Class Z shares were first offered) through 12-31-99.
(d)Annualized.


---------------------------------------------------------------------
42  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
---------------------------------------------------------------------




                [This page has been left blank intentionally.]


 -------------------------------------------------------------------------------
                                                                             43

--------------------------------------------------------------------------------

      The Prudential Mutual Fund Family

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS

--------------------------------------------------------------------------------

STOCK FUNDS


LARGE CAPITALIZATION STOCK FUNDS



Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund


SMALL-TO-MID-CAPITALIZATION STOCK FUNDS



Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund


SECTOR STOCK FUNDS



Prudential Natural Resources


  Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund


GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund


BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund


BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.


Prudential High Yield Total Return Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.



MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


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Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals


  Fund, Inc.


--------------------------------------------------------------------------------


---------------------------------------------------------------------

44  PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
---------------------------------------------------------------------




GLOBAL/INTERNATIONAL BOND FUND
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

MUNICIPAL MONEY MARKET FUNDS
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

TAX-FREE MONEY MARKET FUNDS
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

OTHER MONEY MARKET FUNDS
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS MUTUAL FUNDS**
--------------------------------------------------------------------------------
Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund
Strategic Partners Style Specific Funds
  Strategic Partners Large Capitalization Growth Fund
  Strategic Partners Large Capitalization Value Fund
  Strategic Partners Small Capitalization Growth Fund
  Strategic Partners Small Capitalization Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund
Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund
Special Money Market Fund, Inc.*
  Money Market Series

 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.


 -------------------------------------------------------------------------------
                                                                             45

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE


DEBT RATINGS



   AAA: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



   AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in the Aaa securities.


   A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.


   BAA: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   BA: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


---------------------------------------------------------------------

A-1 PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------


   B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


   Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


   Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

   CAA: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   CA: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default of have other marked shortcomings.

   C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS


Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.





   PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


  .  Leading market positions in well-established industries


  .  High rates of return on funds employed


  . Conservative capitalization structure with moderate reliance on debt and ample asset protection



 -------------------------------------------------------------------------------
                                                                             A-2

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------


  . Broad margins in earnings coverage of fixed financial changes and high internal cash generation


  . Well-established access to a range of financial markets and assured sources of alternative liquidity



   PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



   PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.





SHORT-TERM RATINGS


Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



   MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



   MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.



   MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.



   MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



---------------------------------------------------------------------

A-3 PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------




STANDARD & POOR'S RATINGS GROUP




LONG-TERM ISSUE CREDIT RATINGS



   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



   AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.



   PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



   An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



   BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.



 -------------------------------------------------------------------------------
                                                                             A-4

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------



   B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned on actual or implied BB or BB- rating.



   CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


   CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.


   D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


COMMERCIAL PAPER RATINGS

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


   A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


   A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


---------------------------------------------------------------------

A-5 PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------


   A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


MUNICIPAL NOTES RATINGS



A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:



  . Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note



  . Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note



Municipal notes rating symbols are as follows:



   SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to posses an extremely strong capacity to pay debt service is given a plus (+) designation.



   SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.



   SP-3: Speculative capacity to meet its financial commitment on the note.



FITCH, INC.



INTERNATIONAL LONG-TERM CREDIT RATINGS



   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



 -------------------------------------------------------------------------------
                                                                             A-6

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------



   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



SHORT-TERM CREDIT RATINGS



   F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.



   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.



   F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



   C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



   D: Default. Denotes actual or imminent payment default.



NOTES TO LONG-TERM AND SHORT-TERM RATINGS



   PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.



---------------------------------------------------------------------

A-7 PRUDENTIAL NATIONAL MUNICIPALS FUND,    [PHONE]  (800) 225-1852
    INC.

---------------------------------------------------------------------
Appendix A
---------------------------------------------------------------------



   NR indicates that Fitch, Inc. does not rate the issuer or issue in question.



   Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



   A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.





 -------------------------------------------------------------------------------
                                                                             A-8

      FOR MORE INFORMATION


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside Brokers should contact:

Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:

WWW.PRUFN.COM



Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT


                                     Nasdaq    CUSIP
                        Fund Symbols ------    -----
                        Class A      PRNMX  743918-20-3
                        Class B      PBHMX  743918-10-4
                        Class C      PNMCX  743918-30-2
                        Class Z       N/A   743918-40-1



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-2992

MF104A

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                      Statement of Additional Information

                                March 19, 2002



   Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. The Fund seeks to achieve this objective by, as a matter of fundamental policy, investing, under normal circumstances, at least 80% of the Fund's investable assets in obligations the income from which is exempt from federal income tax, that is municipal obligations. The term "investable assets" in this Statement of Additional Information (SAI) refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund's portfolio consists primarily of long-term Municipal Bonds of medium quality, that is, obligations of issuers possessing adequate but not outstanding capacities to service their debt. The Fund may invest up to 15% of its investable assets in non-investment grade bonds, also known as junk bonds. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging and to increase the return on its securities portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 19, 2002, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2001 are incorporated into this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-2992). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                      Page
                                                                      -----
Fund History.........................................................  B-2
Description of the Fund, Its Investments and Risks...................  B-2
Investment Restrictions..............................................  B-19
Management of the Fund...............................................  B-21
Control Persons and Principal Holders of Securities..................  B-27
Investment Advisory and Other Services...............................  B-28
Brokerage Allocation and Other Practices.............................  B-34
Capital Shares, Other Securities and Organization....................  B-35
Purchase, Redemption and Pricing of Fund Shares......................  B-36
Shareholder Investment Account.......................................  B-46
Net Asset Value......................................................  B-50
Taxes, Dividends and Distributions...................................  B-51
Performance Information..............................................  B-55
Financial Statements.................................................  B-58
Appendix I--General Investment Information...........................   I-1
Appendix II--Historical Performance Data.............................  II-1
Appendix III--Information Relating to Portfolio Securities........... III-1


--------------------------------------------------------------------------------
MF104B

                                 FUND HISTORY

   The Fund was incorporated in Maryland on January 9, 1980.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a) Classification. The Fund is a diversified, open-end management investment company.

(b) and (c) Investment Strategies, Policies and Risks.


   The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, as a matter of fundamental policy, the Fund intends to invest, under normal circumstances, at least 80% of the Fund's investable assets in obligations the income from which is exempt from federal income tax, that is municipal obligations. The obligations include Municipal Bonds and Municipal Notes. The term "investable assets" in this SAI refers to the Fund's net assets plus any borrowing for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. From time to time the Fund may invest in Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference item subject to the alternative minimum tax. See "Fund Distributions and Tax Issues" in the Prospectus. The Fund expects that normally it will not invest 25% or more of its total assets in a single industry. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund's investment objective will be achieved and you could lose money.


Municipal Notes

   For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to adverse market, economic or political conditions, the Fund may invest in short-term debt obligations (maturing in one year or less). These obligations, known as "Municipal Notes," include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   The interest from these Notes generally is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody's Investors Service (Moody's) or the two highest grades assigned by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody's or S&P or comparably rated by any other NRSRO; or (3) those that are guaranteed by the U.S. Government, its agents or instrumentalities (the interest on which may not be exempt from federal income taxes).

Municipal Bonds

   The Fund's portfolio will consist primarily of carefully selected long-term Municipal Bonds of medium quality. While the Fund's investment adviser will not be limited by the ratings assigned by the rating services, the Municipal Bonds in which the

Fund's portfolio will be principally invested will be rated A and Baa by Moody's and A and BBB by S&P or comparably rated by any other NRSRO or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. Bonds rated BBB by S&P normally exhibit adequate payment protection parameters, but in the event of adverse market conditions are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category. Bonds rated Baa by Moody's are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. A more complete description of these and other Municipal Bond and Note ratings is contained in Appendix A to the Prospectus.

   In determining whether Municipal Bonds which are not rated have the characteristics of rated Municipal Bonds which are permissible investments of the Fund, the investment adviser will rely upon information from various sources, including, if available, reports by the rating services, research, analysis and appraisals of brokers and dealers and the views of the Fund's directors and others regarding economic developments and the creditworthiness of particular issuers.

   Municipal Bonds of medium quality are subject to fluctuation in value as a result of changing economic circumstances as well as changes in interest rates. Thus, while medium quality obligations will generally provide a higher yield than do high quality Municipal Bonds of similar maturities, they are subject to a greater degree of market fluctuation with less certainty of the issuer's continuing ability to meet the payments of principal and interest when due and may have speculative characteristics not present in bonds of higher quality. In addition, obligations with longer maturities (for example, 20 years or more) generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates than do those with shorter maturities. Consequently, shares of the Fund may not be suitable for persons who cannot assume the somewhat greater risks of capital depreciation involved in seeking higher tax-exempt yields.


   The Fund may also invest up to 15% of its investable assets in high-yield municipal debt obligations or junk bonds. Junk-bonds are non-investment grade securities that are rated below Baa by Moody's and below BBB by S&P, or comparably rated by another major ratings service, and are considered speculative. For further discussion relating to the risks of investing in high yield securities, see "Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)" below.


   Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (for example, counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

   The two principal classifications of Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

   Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements. For further discussion, see "Floating Rate and Variable Rate Municipal Bonds, Inverse and Secondary Inverse Floaters," below.

   The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (1) the escrowed securities are "government securities" as defined in the Investment Company Act, (2) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (3) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (4) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (5) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (2) above.

   A portion of the dividends and distributions paid on the shares of the Fund may be treated as a preference item for purposes of the alternative minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which treats as a tax preference item 75% of a corporation's adjusted current earnings. A corporation's adjusted current earnings would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

   U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

   Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio.

High Yield (Junk) Debt Securities



   As discussed above, the Fund may also invest up to 15% of its investable assets in non-investment grade securities rated below Baa by Moody's and below BBB by S&P, or comparably rated by another NRSRO. Securities rated below Baa by Moody's and below BBB by S&P are considered to have speculative characteristics. See "Description of Security Ratings" in Appendix A to the Prospectus. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)" below. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.


Risk Factors Relating to Investing in Debt Securities Rated Below
Investment-Grade (Junk Bonds)


   Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities (that is, high yield or high risk securities commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lower-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of the Fund's investment objective may be more dependent on the investment adviser's credit analysis and rating assignment than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.


   Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Fund, this may prevent the Fund from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

   Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

   From time to time, proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect the Fund's NAV and investment practices. Such proposals could also adversely affect the secondary market for high-yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high-yield municipal securities. Reevaluation of the Fund's investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

Purchase And Exercise of Puts


   The Fund may purchase and excercise puts on Municipal Bonds and Muncipal Notes. Puts give the Fund the right to sell securities held in the Fund's portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.



   Puts or tender options will be valued at an amount equal to the difference between the value of the underlying security taking the put or tender option into consideration and the value of the same or a comparable security without taking the put or tender option into consideration.


Risk Management and Return Enhancement Strategies

   The Fund may also engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the purchase of put or tender options on Municipal Bonds and Notes, the purchase and sale of financial futures contracts and options thereon, municipal bond index futures contracts and interest rate swaps. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

Futures Contracts

   The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

   A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, at the time a futures contract is purchased or sold, the Fund is required to deposit cash, or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 1 1/2% to 5% of the contract amount, called initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

   Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.


   Futures Contracts on 10-Year Interest Rate Swaps (Swap Futures).



   Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.



   The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.



   The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called 'par' swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.



   The Fund may invest in Swap Futures for hedging purposes only.


   Use of Interest Rate Futures Contracts


   Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.


   Position Hedging. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

   Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

   Risk Management and Return Enhancement. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) Duration is described in Appendix I under "Duration." This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

   The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

Options on Futures Contracts

   The Fund may enter into options on future contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) covered put and call options on future contracts that are traded on commodity and futures exchanges.

   If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

   Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position.

Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the amount of the balance less the premium it was paid for writing the option.

   When the Fund writes a put or call option on futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

   To the extent the Fund is not covered as described above with respect to written options, it will segregate and maintain for the term of the option, cash or liquid assets.

Use of Options on Futures Contracts

   Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

   Position Hedging. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

   Anticipatory Hedging. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

   Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

   Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.

   Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

   Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the cover for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

   Writing a covered call option, as in any return enhancement strategy, can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

   There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of futures contracts and related options.

Limitations on the Purchase and Sale of Futures Contracts and Related Options


   CFTC Limits. Under regulations of the Commodity Exchange Act, as amended (the Commodity Exchange Act), investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes. As discussed above, the Fund may invest in Swap Futures for hedging purposes only.


   Segregation Requirements. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.


   With respect to long positions assumed by the Fund, the Fund will segregate an amount of cash or other liquid assets so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insures that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its investable assets in Municipal Bonds and Municipal Notes except in certain circumstances. The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the investable assets of the Fund.


   With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described above under "Options on Futures Contracts." If the Fund writes a call option that is not 'covered,' it must segregate and maintain for the term of the option cash or other liquid, unencumbered assets equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option).

Interest Rate Swap Transactions


   The Fund may enter into interest rate swaps (including interest rate swaps with embedded options), on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.


   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Risks of Hedging and Return Enhancement Strategies

   Participation in the options or futures markets involves Investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swap transactions, options, futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

   The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge.

A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.


   The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

   Pursuant to the requirements of the Commodity Exchange Act, all futures contract and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case or a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

   Successful use of futures contracts by the Fund is subject to, among other things, the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

   Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

   As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

   In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

   If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have and adverse impact on the Fund's ability to hedge effectively its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

   Risks of Transactions in Options on Financial Futures. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; ((5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may, at times, interfere with the timely execution of customers' orders.

Floating Rate and Variable Rate Municipal Bonds; Inverse and Secondary Inverse Floaters


   The Fund may invest in floating rate and variable rate securities, including participation interests therein. The Fund may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities typically have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such "long term" floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.



   An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions.


   The Fund may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the Fund an undivided interest in the tax-exempt security in the proportion that the Fund's participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Directors has determined meets the prescribed quality standards for the Fund. The Fund generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the Fund's participation interest in the par value of the tax-exempt security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by the Fund. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued and Delayed-Delivery Securities

   From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. This value may fluctuate from day to day in the same manner as values of securities otherwise held by the Fund. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price, and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's net asset value.

Insurance

   The Fund may purchase insured municipal obligations. Insured municipal obligations may be insured either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Fund or a previous bondholder or noteholder. The Fund may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable the Fund to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

   Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by the Fund reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Fund. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by the Fund. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

Municipal Lease Obligations

   The Fund may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Directors. See "Illiquid Securities" below.

   In addition to the risks relating to municipal obligations, municipal lease obligations also expose the Fund to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.


Obtaining Securities Ratings



   The Fund may obtain a rating for unrated securities that the Fund owns if, in the investment adviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of the Fund may be used to pay an NRSRO in connection with obtaining such ratings. The Fund may use up to 5% of its assets to obtain ratings for unrated securities that it owns.


Illiquid Securities


   The Fund may not hold more than 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days or other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, such as certain securities subject to contractual restrictions on resale (restricted securities). The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

   Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. The Fund might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% of its net assets in illiquid securities.

   Municipal lease obligations and certain other securities for which there is a readily available market will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities only when deemed liquid under procedures established by the Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (a) whether the lease can be cancelled;
(b) if applicable, what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); (e) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

Municipal Asset-Backed Securities

   The Fund may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Zero Coupon Municipal Bonds

   The Fund may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon municipal bonds do not require the periodic payment of interest. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund.

   In addition to the above described risks, there are certain other risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities becomes even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio.


Investments in Securities of Other Investment Companies

The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Borrowing


   The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets unless this policy is changed by the Board of Directors. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months.


(d) Temporary Defensive Strategy and Short-Term Investments

   As described above, in response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in Municipal Notes. Investing heavily in these securities is not consistent with the Fund's investment objective and limits the Fund's ability to achieve its investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund's assets.

Segregated Assets

   When the Fund is required to segregate assets in connection with certain transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such transactions may involve, among other transactions, when-issued and delayed-delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

(e) Portfolio Turnover

   Portfolio transactions will be undertaken principally to accomplish the objective of the Fund in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

   A change in securities held by the Fund is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur, for example, if all of the securities held in a Fund's portfolio were sold and replaced within one year. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For fiscal year ended December 31, 2000 and the fiscal year ended December 31, 2001, the portfolio turnover rates for the Fund were 122% and 66%, respectively. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


                            INVESTMENT RESTRICTIONS


   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.


   The Fund may not:

   (1) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

   (2) Make short sales of securities.

   (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

   (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

   (5) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

   (6) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

   (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.

   (8) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

   (9) Invest for the purpose of exercising control or management of another company.

   (10) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

   (11) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon.

   (12) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE FUND




   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "Interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).



                             Independent Directors




                                     Term of                                         Number of
                                      Office                                       Portfolios in
                                    and Length                                     Fund Complex             Other
                          Position   of Time          Principal Occupations         Overseen by      Directorships Held
Name, Address** and Age   with Fund Served***          During Past 5 Years           Director        by the Director****
-----------------------   --------- ----------        ---------------------        -------------     -------------------
Eugene C. Dorsey (75)     Director  Since 1996 Retired President, Chief Executive       78       Director (since 1996) of
                                               Officer and Trustee of the Gannett                First Financial Fund, Inc.
                                               Foundation (now Freedom Forum                     and Director (since
                                               (since December 1989)); formerly                  1996) of the High Yield
                                               Publisher of four Gannett                         Plus Fund, Inc.
                                               newspapers and Vice President of
                                               Gannett Co., Inc.; Chairman of
                                               Independent Sector, Washington,
                                               D.C. (largest national coalition of
                                               philanthropic organizations);
                                               Chairman of the American Council
                                               for the Arts; Director of the
                                               Advisory Board of Chase
                                               Manhattan Bank of Rochester.

Delayne Dedrick Gold (63) Director  Since 1982 Marketing Consultant.                    89

Thomas T. Mooney (60)     Director  Since 1996 President of the Greater Rochester       95       Director, President and
                                               Metro Chamber of Commerce;                        Treasurer (since 1986) of
                                               formerly Rochester City Manager;                  First Financial Fund, Inc.
                                               former Deputy Monroe County                       and Director (since
                                               Executive; Trustee of Center for                  1988) of The High Yield
                                               Governmental Research, Inc.;                      Plus Fund, Inc.
                                               Director of Blue Cross of
                                               Rochester, Monroe County Water
                                               Authority, Executive Service Corps
                                               of Rochester.

Stephen P. Munn (59)      Director  Since 1999 Formerly Chief Executive Officer         73       Chairman of the Board
                                               (1988-2001) and President of                      (since January 1984) and
                                               Carlisle Companies Incorporated.                  Director (since 1988) of
                                                                                                 Carlisle Companies
                                                                                                 Incorporated (manufacturer
                                                                                                 of industrial products);
                                                                                                 Director of Gannett Co. Inc.
                                                                                                 (publishing and media).

                                   Term of                                         Number of
                                    Office                                       Portfolios in
                                  and Length                                     Fund Complex         Other
                        Position   of Time          Principal Occupations         Overseen by  Directorships Held
Name, Address** and Age with Fund Served***          During Past 5 Years           Director    by the Director****
----------------------- --------- ----------        ---------------------        ------------- -------------------

Richard A. Redeker (58) Director  Since 1995 Formerly Management Consultant           73
                                             of Investmart, Inc. (August 2001-
                                             October 2001); formerly employee
                                             of Prudential Investments (October
                                             1996-January 1998); formerly
                                             President, Chief Executive Officer
                                             and Director (October 1993-
                                             September 1996) of Prudential
                                             Mutual Fund Management, Inc.
                                             (PMF); Executive Vice President,
                                             Director and Member of Operating
                                             Committee (October 1993-
                                             September 1996) of Prudential
                                             Securities Incorporated (Prudential
                                             Securities); Director (October
                                             1993-September 1996) of
                                             Prudential Securities Group, Inc;
                                             Executive Vice President (January
                                             1994-September 1996) of The
                                             Prudential Investment Corporation;
                                             Director (January 1994- September
                                             1996) of Prudential Mutual Fund
                                             Distributors, Inc. and
                                             Prudential Mutual Fund Services,
                                             Inc.

Nancy H. Teeters (71)   Director  Since 1996 Economist; formerly Vice President       72
                                             and Chief Economist of
                                             International Business Machines
                                             Corporation; formerly Director of
                                             Inland Steel Industries (July 1984-
                                             1999); formerly Governor of The
                                             Federal Reserve (September 1978-
                                             June 1984).

Louis A. Weil, III (61) Director  Since 1991 Formerly Chairman (January 1999-         73
                                             July 2000), President and Chief
                                             Executive Officer (January 1996-
                                             July 2000) and Director (since
                                             September 1991) of Central
                                             Newspapers, Inc.; formerly
                                             Chairman of the Board (January
                                             1996-July 2000), Publisher and
                                             Chief Executive Officer (August
                                             1991-December 1995) of Phoenix
                                             Newspapers, Inc.

                             Interested Directors



                                          Term of                                         Number of
                                           Office                                       Portfolios in
                                         and Length                                     Fund Complex            Other
                             Position     of Time          Principal Occupations         Overseen by     Directorships Held
Name, Address** and Age      with Fund   Served***          During Past 5 Years           Director       by the Director****
-----------------------      ---------   ----------        ---------------------        -------------    -------------------
*Robert F. Gunia (55)       Vice         Since 1996 Executive Vice President and Chief       112      Vice President and
                            President               Administrative Officer (since June                Director (since May
                            and Director            1999), of PI; Executive Vice                      1989) of The Asia Pacific
                                                    President and Treasurer (since                    Fund, Inc.
                                                    January 1996) of PI; President
                                                    (since April 1999) of Prudential
                                                    Investment Management Services
                                                    LLC (PIMS); Corporate Vice
                                                    President (since September 1997)
                                                    of The Prudential Insurance
                                                    Company of America (Prudential);
                                                    formerly Senior Vice President
                                                    (March 1987-May 1999) of
                                                    Prudential Securities Incorporated
                                                    (Prudential Securities); formerly
                                                    Chief Administrative Officer (July
                                                    1989-September 1996), Director
                                                    (January 1989-September 1996)
                                                    and Executive Vice President,
                                                    Treasurer and Chief Financial
                                                    Officer (June 1987-December
                                                    1996) of PMF; Vice President and
                                                    Director (since May 1992) of
                                                    Nicholas-Applegate Fund, Inc.

*David R. Odenath, Jr. (45) President    Since 1999 President, Chief Executive Officer       115
                            and Director            and Chief Operating Officer (since
                                                    June 1999) of PI; Senior Vice
                                                    President (since June 1999) of
                                                    Prudential; formerly Senior Vice
                                                    President (August 1993-May 1999)
                                                    of PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice         Since 2000 Executive Vice President (since          111
                            President               1999) of Prudential Investments;
                            and Director            formerly various positions to
                                                    Senior Vice President (1992-1999)
                                                    of Prudential Securities; and
                                                    various positions to Managing
                                                    Director (1975-1992) of Salomon
                                                    Smith Barney; Member of the
                                                    Board of Governors of the Money
                                                    Management Institute; Member of
                                                    the Prudential Securities Operating
                                                    Council and a Member of the Board
                                                    of Directors for the National
                                                    Association for Variable Annuities.

   Information pertaining to the Officers of the Fund who are not Directors is set forth below.



                                   Officers



                                                 Term of
                                                  Office
                                                and Length
Name, Address** and           Position           of Time                      Principal Occupations
Age                           with Fund         Served***                      During Past 5 Years
-------------------           ---------         ----------                    ---------------------
Grace C. Torres (42)   Treasurer and Principal  Since 1995 Senior Vice President (since January 2000) of PI;
                       Financial and Accounting            formerly First Vice President (December 1996-January
                       Officer                             2000) of PIFM; and First Vice President (March 1993-
                                                           May 1999) of Prudential Securities.

Deborah A. Docs (44)   Secretary                Since 1996 Vice President and Corporate Counsel (since January
                                                           2001) of Prudential; Vice President and Assistant
                                                           Secretary (since December 1996) of PI.

William V. Healey (48) Assistant Secretary      Since 2000 Vice President and Associate General Counsel (since
                                                           1998) of Prudential; Executive Vice President, Secretary
                                                           and Chief Legal Officer (since February 1999) of PI;
                                                           Senior Vice President, Chief Legal Officer and Secretary
                                                           (since December 1998) of PIMS; Executive Vice
                                                           President, Chief Legal Officer and Secretary (since
                                                           February 1999) of Prudential Mutual Fund Services LLC;
                                                           Director (since June 1999) of ICI Mutual Insurance
                                                           Company; prior to August 1998, Associate General
                                                           Counsel of the Dreyfus Corporation (Dreyfus), a
                                                           subsidiary of Mellon Bank, N.A. (Mellon Bank), and an
                                                           officer and/or director of various affiliates of Mellon Bank and Dreyfus.

----------

* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.


**   Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.


**** This column includes only directorships of companies required to register, or file reports with the SEC under the Secur-ities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.



   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.


   Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

                           Standing Board Committees



   The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.



   The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2001.



   The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.



   In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Eugene C. Dorsey, Thomas T. Mooney and Nancy
H. Teeters. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.



                                 Compensation



   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.



   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.



   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential Mutual Fund chosen by the Director. The Fund's obligations to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



   The Fund has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.



                              Compensation Table



                                                Pension or      Total 2001 Compensation
                                Aggregate   Retirement Benefits   From Fund and Fund
                               Compensation Accrued as Part of      Complex Paid to
Name and Position               From Fund      Fund Expenses     Independent Directors
-----------------              ------------ ------------------- -----------------------
Eugene C. Dorsey--Director**      $2,450           None            $120,833*(16/78)
Delayne Dedrick Gold--Director    $2,904           None            $173,000*(37/89)
Thomas T. Mooney--Director**      $2,492           None            $164,000*(28/95)
Stephen P. Munn--Director         $2,471           None            $114,000*(24/73)
Richard A. Redeker--Director      $2,450           None            $110,000*(24/73)
Nancy H. Teeters--Director        $2,450           None            $118,000*(25/72)
Louis A. Weil, III--Director      $2,668           None            $113,667*(24/73)

----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of the Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, total value of compensation for the year amounted to $135,070 and $148,850 for Messrs. Dorsey and Mooney, respectively.



   Directors who are interested do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.



   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.



                        Director Share Ownership Table



                             Independent Directors



                                                Aggregate Dollar Range of
                                                Equity Securities in All
                             Dollar Range of      Registered Investment
                           Equity Securities in   Companies Overseen By
      Name of Director           the Fund       Director in Fund Complex
      ----------------     -------------------- -------------------------
      Eugene C. Dorsey              --              ($10,001-$50,000)
      Delayne Dedrick Gold   ($10,001-$50,000)        over $100,000
      Thomas T. Mooney              --                over $100,000
      Stephen P. Munn               --                over $100,000
      Richard A. Redeker            --                over $100,000
      Nancy H. Teeters              --                ($1-$10,000)
      Louis A. Weil, III     ($10,001-$50,000)       (over $100,000)

                             Interested Directors



                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                              Dollar Range of      Registered Investment
                            Equity Securities In   Companies Overseen By
      Name of Director            the Fund       Director in Fund Complex
      ----------------      -------------------- -------------------------
      Robert F. Gunia                --             over $      100,000
      David R. Odenath, Jr.          --             over $100,000
      Judy A. Rice                   --             over $100,000



   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                           Name of
                         Owners and
                        Relationships         Title of  Value of  Percent of
     Name of Director    to Director  Company  Class   Securities   Class
     ----------------   ------------- ------- -------- ---------- ----------
   Eugene C. Dorsey          --         --       --        --         --
   Delayne Dedrick Gold      --         --       --        --         --
   Thomas T. Mooney          --         --       --        --         --
   Stephen P. Munn           --         --       --        --         --
   Richard A. Redeker        --         --       --        --         --
   Nancy H. Teeters          --         --       --        --         --
   Louis A. Weil, III        --         --       --        --         --


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Directors of the Fund are eligible to purchase Class Z shares of the Fund.


   As of March 1, 2002, the Directors and officers of the Fund, as a group, owned less than 1% of each class of the outstanding shares of the Fund. As of such date, there were no beneficial owners of more than 5% of any class of shares of the Fund. As of March 1, 2002, each of the following entities owned more than 5% of the outstanding shares of each of the classes indicated:
Katz-Ridgefield Investment Partnership LP, 473 Ridgeburry Rd., Ridgefield, CT 06877-1214, who held 21,417 Class C shares of the Fund (approximately 6.2% of the outstanding Class C shares); Worldwide Forwarders Inc., Richard H. Panadero, 9706 SW 155 CT, Miami, FL 33196, who held 36,457 Class C shares of the Fund (approximately 10.5% of the outstanding Class C shares); Principlia Investment Prtnrs LP, c/o North Shore Capital Mgr., 1001 N US Highway 1 Ste 875, Jupiter, FL 33477-4482, who held 63,898 Class Z shares of the Fund (approximately 32% of the outstanding Class Z shares).



   As of March 1, 2002, Prudential Securities was the record holder for other beneficial owners of 13,308,993 Class A shares (approximately 35.2% of such shares outstanding), 1,513,159 Class B shares (approximately 46.9% of such shares outstanding), 290,878 Class C shares (approximately 83.6% of such shares outstanding) and 186,772 Class Z shares (approximately 93.5% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser


   The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.



   PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.



   Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired Prudential Investment Management, Inc. (PIM, the Subadviser or the Investment Adviser) to provide subadvisory services to the Fund. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank, the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.



   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. No such reductions were required during the fiscal year ended December 31, 2001. Currently, the Fund believes there are no such expense limitations.



   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.



   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:



   (a) the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Independent Directors;



   (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



   (c) the costs and expenses payable to the Subadviser, pursuant to the Subadvisory Agreement between PI and the Investment Adviser (the Subadvisory Agreement).

   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses including: (a) the fees payable to the Manager; (b) the fees and expenses of Independent Directors, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent accountants; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions;
(f) all taxes and corporate fees payable by the Fund to governmental agencies;
(g) the fees of any trade associations of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.



   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PI or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



   For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid PI management fees of $3,153,383, $2,728,114 and $3,129,064, respectively.



   PI has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. PIM is paid by PI at an annual rate of .250 of 1% of the Fund's average daily net assets up to and including $250 million, .226 of 1% of the next $250 million, .203 of 1% of the next $500 million, .181 of 1% of the next $250 million, .160 of 1% of the next $250 million and .141 of 1% of over $1.5 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. For the fiscal year ended December 31, 2001 and the fiscal year ended December 31, 2000, PI paid PIM $1,511,147 and $1,319,776 respectively, for its investment advisory services to the Fund.



   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



(b) Matters Considered by the Board



   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 23, 2001 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

   With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past 1, 3, 5, and 10 years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing the services. The Board also considered the Manager's and the Subadviser's positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems.



   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.



   PIM's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 2001):


                                 Money Markets


Assets Under Management: $52 billion.


Team Leader: Joseph Tully. General Investment Experience: 18 years.


Portfolio Managers: 8. Average General Investment Experience: 12 years.

Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.
Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Code of Ethics


   The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


(b) Principal Underwriter, Distributor and Rule 12b-1 Plans


   Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th floor, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in the Prospectus.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement. None of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


   The expenses incurred under the Plans include commissions and accounting servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2002. Fee waivers will increase the Fund's total return.



   For the fiscal year ended December 31, 2001, the Distributor received payments of $1,498,342 under the Class A Plan and spent approximately $1,314,100 in distributing the Fund's Class A shares. The amount was primarily expanded for payment of account servicing fees to financial advisers and other persons who sell Class A shares. During this period, the Distributor also received approximately $109,200 in initial sales charges attributable to Class A shares.



   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (2) a service fee of .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (2) a service fee of .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ended December 31, 2002. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. Fee waivers will increase the Fund's total return.



   Class B Plan. For the fiscal year ended December 31, 2001, the Distributor received $270,217 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $662,500 in distributing the Fund's Class B shares, on behalf of the Fund during the year ended December 31, 2001. It is estimated that of this amount approximately 2.1% ($13,700) was spent on printing and mailing of prospectuses to other than current shareholders; 38.3% ($254,100) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Pruco), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 59.6% ($394,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers 27.0% ($178,600) and (2) an allocation on account of overhead and other branch office distribution-related expenses 32.6% ($216,100). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 2001, the Distributor received approximately $111,500, in contingent deferred sales charges with respect to Class B shares.



   Class C Plan. For the fiscal year ended December 31, 2001 the Distributor received $30,244, from the Fund under the Class C Plan and spent approximately $56,500 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 1.9% ($1,100) was spent on printing and mailing of prospectuses to other than current shareholders; 5.1% ($2,900) on compensation to Pruco, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 93.0% ($52,500) on the aggregate of (1) payments of commission and account servicing fees to financial advisers (52.0% or $29,300) and (2) an allocation of overhead and other branch office distribution-related expenses (41.0% or $23,200).



   The Distributor also receives an initial sales charge and the proceeds of CDSCs paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2001, the Distributor received approximately $700 in CDSCs with respect to Class C shares. For the fiscal year ended December 31, 2001, the Distributor also received approximately $17,300 in initial sales charges attributable to Class C shares.


   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, Class B or Class C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

   The Distributor has waived a portion of its distribution fees for the Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information" below.

Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for Class A and Class C shares, as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) Other Service Providers

   State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



   For the fiscal year ended December 31, 2001, the Fund incurred expenses of approximately $361,000 for the services of PMFS.


   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager" includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities or one of the investment adviser's affiliates (an affiliated broker) in any transaction in which an affiliated broker acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as a market-maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.



   In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant firm are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.





   When the Manager deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses, incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors.



   While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



   Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Independent Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.



   The Fund paid no brokerage commissions to any of the Fund's affiliates, including Prudential Securities, for the fiscal years ended December 31, 1999, 2000 and 2001.



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 2001. As of December 31, 2001, the Fund did not hold any securities of its regular brokers and dealers.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each of which consists of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

   The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.


   The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential National Municipals Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), you may purchase shares of the Fund on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.



   In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential National Municipals Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.


Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange market, and (d) are approved by the Fund's investment advisor.

Specimen Price Make-up


   Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 2001, the maximum offering prices of the Fund's shares are as follows:



 Class A
 -------
 NAV and redemption price per Class A share............................. $15.32
 Maximum sales charge (3% of offering price)............................    .47
                                                                         ------
 Offering price to public............................................... $15.79
                                                                         ======
 Class B
 -------
 NAV, offering price and redemption price per Class B share*............ $15.36
                                                                         ======
 Class C
 -------
 NAV, offering price and redemption price per Class C share*............ $15.36
 Sales charge (1% of offering price)....................................    .16
                                                                         ------
 Offering price to public............................................... $15.52
                                                                         ======
 Class Z
 -------
 NAV, offering price and redemption price per Class Z share............. $15.32
                                                                         ======

       -------
        *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

   The following is provided to assist you in determine which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Funds.

   If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for more than 3 years, but more than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares because that maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

   If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

   If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

   If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike

Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment fluctuations in NAV, the effect on the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    .  officers of the Prudential Mutual Funds (including the Fund)


    . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer


    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    .  members of the Board of Directors of Prudential


    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco or with the Transfer Agent


    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

   An eligible group of related Fund investors includes any combination of the following:

    .  an individual

    .  the individual's spouse, their children and their parents

    .  the individual's and spouse's Individual Retirement Account (IRA)

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . one or more employee benefit plans of a company controlled by an individual.

   An eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

   The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

   Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent).

   For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Class B Shares

   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Class C Shares

   The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares


   Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.

Class Z Shares

   Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


    . mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:


    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    . current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


    .  Prudential, with an investment of $10 million or more.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

   Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.


   The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors' holdings.


Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


   If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.



   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.



   Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



   Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days'--prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



   90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.


Contingent Deferred Sales Charge

   Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in as money market fund. See "Shareholder Investment Account--Exchange Privilege" below.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      Contingent Deferred Sales
                                                       Charge as a Percentage
Year Since Purchase                                    of Dollars Invested or
Payment Made                                             Redemption Proceeds
-------------------                                   -------------------------
First................................................           5.0%
Second...............................................           4.0%
Third................................................           3.0%
Fourth...............................................           2.0%
Fifth................................................           1.0%
Sixth................................................           1.0%
Seventh..............................................           None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

   You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                      Required Documentation
------------------                      ----------------------
Death                                      A copy of the shareholder's death certificate or, in the
                                           case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the
                                           grantor.

Disability--An individual will be          A copy of the Social Security Administration award letter
considered disabled if he or she           or a letter from a physician on the physician's letterhead
is unable to engage in any substantial     stating that the shareholder (or, in the case of a trust,
gainful activity by reason of any          the grantor) (a copy of the trust agreement identifying
medically determinable physical or         the grantor will be required as well) is permanently
mental impairment which can be expected    disabled. The letter must also indicate the date of
to result in death or to be of             disability.
long-continued and indefinite duration.

   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.


Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

   The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                           Contingent Deferred Sales Charge
                                         as a Percentage of Dollars Invested
                                                or Redemption Process
                                        -------------------------------------
Year since Purchase Payment Made        $500,001 to $1 million Over $1 million
--------------------------------        ---------------------- ---------------
First..................................          3.0%                2.0%
Second.................................          2.0%                1.0%
Third..................................          1.0%                  0%
Fourth and thereafter..................            0%                  0%


   You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

                        SHAREHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares, respectively, of the Fund. An exchange is treated as a redemption and purchase for federal income tax purposes. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

   It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


   In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A exchange privilege:

        Prudential California Municipal Fund
          (California Money Market Series)

        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
          (New Jersey Money Market Series)
          (New York Money Market Series)

        Prudential MoneyMart Assets, Inc.

        Prudential Tax-Free Money Fund, Inc.

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc. a money market mutual fund. No CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing

Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Pruco or another broker that they are eligible for this special exchange privilege.


   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

   Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.1


   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


Period of Monthly Investments:             $100,000 $150,000 $200,000 $250,000
------------------------------             -------- -------- -------- --------
25 Years..................................  $  105   $  158   $  210   $  263
20 Years..................................     170      255      340      424
15 Years..................................     289      433      578      722
10 Years..................................     547      820    1,093    1,366
5 Years...................................   1,361    2,041    2,721    3,402

        See "Automatic Investment Plan" below.
----------
   /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.
   /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)


   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.

   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan


   A systematic withdrawal plan is available to shareholders having shares of the Fund held through the Distributor, the Transfer Agent or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.



   In the case of shares held through the Transfer Agent all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.



   The Transfer Agent, the Distributor or your broker act as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


   Systematic withdrawals should not be considered as dividends, yield, or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A and Class C shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.


Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


   The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


   The net asset value (NAV) per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange Fund shares have been received or on days on which changes in the value of the Fund's portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser, (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Subadviser or Manager regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is expected to be furnished by J. J. Kenny Information Systems Inc. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Investment Adviser or PI believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Investment Adviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of the Fund portfolio securities to no longer reflect their value at the time of the Fund NAV calculation. On a day that PI determines that one or more of the Fund portfolio securities constitute Fair Value Securities, PI may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and PI presents these valuations to the Board of the Fund for its ratification. Short-term securities maturing within 60 days of the valuation date are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.


   As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   The Fund will declare a dividend immediately prior to 4:00 p.m., New York time, on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:00 p.m., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may elect to receive dividends in cash each month by completing the appropriate section on the Application Form or by notifying Prudential Mutual Fund Services LLC (PMFS), the Fund's Transfer and Dividend Disbursing Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

   The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Capital gains, if any, of the Fund will be distributed at least annually.


   The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net taxable investment income and net short-term capital gains in excess of net long-term capital losses and 90% of its net tax-exempt interest income in each taxable year is so distributed. Qualification of the Fund as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stocks, securities and currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income in each year. The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.



   The Fund will be subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary taxable income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November or December payable to shareholders of record on a specified date in October, November and December or paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.



   For federal income tax purposes, the Fund utilized approximately $792,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2001. The Fund had no remaining capital loss carryforward as of December 31, 2001.



   Gains or losses on sales of securities by the Fund will be treated as capital gains or losses the character of which will depend upon the Fund's holding period of the securities. The acquisition of a put by the Fund may affect the holding period of securities held by the Fund. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.



   The Fund's gains and losses on the sale, lapse, or termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depends on the contract's holding period.

   Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities acquired by a Fund, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be long-term or short-term capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used upon its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.


   The Fund may purchase debt securities that contain original issue discount. Original Issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.


   Gain or loss realized by the Fund from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Fund for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Fund at its original issue price.



   If any net capital gains from the sale of assets held for more than one year in excess of net short-term capital losses are retained by the Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares by the differences between their pro rata share of such gains and their tax credit.


   Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

   Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.


   Any net capital gains (that is, the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to asset gains recognized by the Fund is generally 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions of tax-exempt interest must also be reported. Under federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Fund, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 30% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on all distributions by the Fund unless the Fund reasonably estimated that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).


   Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or an entity controlled by the taxpayer.


   Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss be treated as a long-term capital gain or loss if the shares were held for more than one year. Shareholders who have held their shares for six months or less will be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares.



   Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


   Under certain circumstances, a shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected.

   The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

   Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

   Yield is calculated according to the following formula:

                       YIELD = 2 [ ( a -- b +1)/6/- 1]
                                     ------
                                       cd

  Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.


   The yield for the 30-day period ended December 31, 2001 for the Fund's Class A, Class B, Class C and Class Z shares were 3.95%, 3.82%, 3.53% and 4.33%, respectively.


   Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.


   Tax Equivalent Yield. The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B, Class C and Class Z shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.1% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.


   Tax equivalent yield is calculated according to the following formula:

                        TAX EQUIVALENT YIELD =   Yield
                                                -------

                                                 1-.391



   The tax equivalent yield for the 30 day period ended December 31, 2001 for the Fund's Class A, Class B, Class C and Class Z shares was 6.49%, 6.27%, 5.80% and 7.11%, respectively.


   Average Annual Total Return. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                                 P(1+T)/n/ = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.

       ERV = Ending Redeemable Value at the end of the 1-, 5- or 10-year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods.

   Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.



   Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2001.



                                               5 Years            10 Years       Since Inception
                                          (% without waivers (% without waivers (% without waivers
                                   1 Year   or subsidies)*     or subsidies)*     or subsidies)*   Inception Date
                                   ------ ------------------ ------------------ ------------------ --------------
Class A...........................   .83%        4.61%(4.59)        5.65%(5.63)        6.37%(6.36)    1-22-90
Class B........................... -1.22         4.76(4.74)         5.61(5.59)         7.85(7.84)     4-25-80
Class C...........................  1.44         4.45(4.44)             N/A            4.99(4.97)      8-1-94
Class Z...........................  4.26             N/A                N/A            3.80           1-22-99



   * PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997.



   Average Annual Total Return (After Taxes on Distributions, After Taxes on Distributions and Redemption).



   Average annual total return (after taxes on distribution and after taxes on distributions and redemption) is computed according to the following formula:



                         P(1 + T)/n /= ATV\\D or DR \\



Where: P = a hypothetical initial payment of $1,000.


     T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).


     n = number of years.


     ATV\\D or DR \\


       ATV\\D \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


       ATV\\DR \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.



   Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.



   Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2001.



                                               5 Years            10 Years       Since Inception
                                          (% without waivers (% without waivers (% without waivers
                                   1 Year   or subsidies)*     or subsidies)*     or subsidies)*   Inception Date
                                   ------ ------------------ ------------------ ------------------ --------------
Class A...........................   .62%        4.49%(4.48)        5.33%(5.31)        6.10%(6.09)    1-22-90
Class B........................... -1.43         4.64(4.63)         5.29(5.28)         7.63(7.62)     4-25-80
Class C...........................  1.23         4.34(4.33)          N/A               4.91(4.89)      8-1-94
Class Z...........................  4.04          N/A                N/A               3.72           1-22-99



   * PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997.

   Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.



   Below are the average annual total returns (after taxes on distributions and redemption) for the Fund's share classes for the periods ended December 31, 2001:



                                               5 Years            10 Years       Since Inception
                                          (% without waivers (% without waivers (% without waivers
                                   1 Year   or subsidies)      or subsidies)      or subsidies)    Inception Date
                                   ------ ------------------ ------------------ ------------------ --------------
Class A...........................  2.49%        4.66%(4.65)        5.44%(5.42)        6.12%(6.11)    1-22-90
Class B...........................  1.20         4.75(4.73)         5.36(5.35)         7.60(7.59)     4-25-80
Class C...........................  2.70         4.44(4.43)          N/A               4.91(4.89)      8-1-94
Class Z...........................  4.74          N/A                N/A               4.04           1-22-99



   *PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997.


   Aggregate Total Return. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                       P

Where: P =  a hypothetical initial payment of $1000.

     ERV = Ending Redeemable Value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1-, 5- or 10-year periods.


   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


   Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2001.



                                               5 Years             10 Years        Since Inception
                                          (% without waivers  (% without waivers  (% without waivers
                                   1 Year   or subsidies)*      or subsidies)*      or subsidies)*      Inception Date
                                   ------ ------------------  ------------------  ------------------    --------------
Class A...........................  3.95%       29.13%(29.05)       78.53%(78.30)        115.5%(115.22)    1-22-90
Class B...........................  3.70        27.15(27.07)        72.53(72.31)        414.47(413.80)     4-25-80
Class C...........................  3.45        25.59(25.51)             N/A             44.99(44.80)       8-1-94
Class Z...........................  4.26             N/A                 N/A             11.58             1-22-99



   *PIFM eliminated its management fee waiver of .05 of 1% effective September 1, 1997.


   Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The

Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.


   From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund interest holders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.



   The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.



   Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.1


                         Performance
                         Comparison of Different
                         Types of Investments
                         Over the Long Term
                         (12/31/1926-12/31/2001)

                                    [CHART]

                         Common Stocks           11.1%
                         Long-Term Gov't Bonds    5.3%
                         Inflation                3.1%


   1 Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS


   The Fund's financial statements for the fiscal year ended December 31, 2001, incorporated into this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-2992), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                  APPENDIX I
                        GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                  APPENDIX II
                          HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


   The following chart shows the long-term performance of various asset classes and the rate of inflation.


                                    [CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2001


2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

   Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                        [FLOW CHART]

Historical Total Returns of Different Bond Market Sectors

YEAR                      1991    1992    1993     1994    1995    1996    1997    1998      1999     2000      2001
_____________________________________________________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                 15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%   10.0%   (2.56)%   13.52%     7.23%
_____________________________________________________________________________________________________________________
U.S. Government
Mortgage
Securities/2/            15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%    7.0%    1.86%    11.16%     8.22%
_____________________________________________________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/       18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%    8.6%   (1.96)%    9.39%    10.40%
_____________________________________________________________________________________________________________________
U.S. High Yield
Bonds/4/                 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%    1.6%    2.39%    (5.86)%    5.28%
_____________________________________________________________________________________________________________________
World Government
Bonds/5/                 16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3)%   5.3%   (5.07)%   (2.63)%   (3.54)%
=====================================================================================================================
Difference between
highest and lowest
returns percent          30.9%   11.0%   10.3%    9.9%     5.5%    8.7%   17.1%    8.4%    7.46%    19.10%    13.94%


/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ Salomon Smith Barney World Government Index (Non U.S.) Includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

   The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


           Long Term U.S. Treasury Bond Yield in Percent (1926-2001)


                                    [CHART]

                            No Plot Points provided.

                                   Year-End


Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annual renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

   This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.


                           Average Annual Total Returns of Major World Stock
Markets

                           (12/31/1985 - 12/31/2001) (In U.S. dollars)




                                    [CHART]

                               Sweden        15.51%
                               Spain         15.26%
                               Hong Kong     14.96%
                               Netherland    14.03%
                               Belgium       13.78%
                               France        13.20%
                               USA           13.14%
                               U.K.          12.28%
                               Switzerland   12.21%
                               Europe        11.92%
                               Denmark       11.88%
                               Australia      9.54%
                               Germany        8.63%
                               Canada         8.45%
                               Italy          7.70%
                               Norway         6.82%
                               Austria        4.95%
                               Japan          3.84%







































Source: Morgan Stanley Capital International (MSCI), and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


   This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.



                                    [CHART]

                            No Plot Points provided.

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  World Stock Market Capitalization by Region

                          World Total: $15.9 Trillion




                                    [CHART]

Canada          3.0%
U.S.           45.4%
Europe         33.2%
Pacific Basin  18.4%


Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                                 APPENDIX III

                 INFORMATION RELATING TO PORTFOLIO SECURITIES

   The following chart shows where the Fund fits in the Prudential Fund Family in terms of the duration of its portfolio securities.

                                    [GRAPHIC]






   The Fund may provide: (i) lower yield and total return than Prudential Municipal Bond Fund (High Income Series) and Prudential California Municipal Fund (California Income Series), but with higher overall quality.



   Currently, the Fund is maintaining a long-term duration. This is subject to change.


                                     III-1

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.



(a)  (1)  Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment
     No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).
     (2)  Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

     (3)  Articles Supplementary.*

(b)  Amended and Restated By-Laws. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No.
     31 to the Registration Statement on Form N-1A filed via EDGAR on March 27, 2001 (File No. 2-66407)

(c)  Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits
     (a) and (b) above.

(d)  (1)  Management Agreement between the Registrant and Prudential Investments LLC (formerly known as
     Prudential Mutual Fund Management, Inc.).*
     (2)  Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and the Prudential Invest-
     ment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 25 to the Reg-
     istration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).
     (3)  Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Invest-
     ments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Ex-
     hibit (d)(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via
     EDGAR on March 3, 2000 (File No. 2-66407).

(e)  (1)  Selected Dealer Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No.
     27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).
     (2)  Distribution Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

(g)  (1)  Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated
     by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement filed on Form
     N-1A via EDGAR on March 5, 1997 (File No. 2-66407).
     (2)  Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Regis-
     trant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(2) to Post-Effective
     Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 2000 (File No.
     2-66407).
     (3)  Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company.*
     (4)  Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Regis-
     trant and State Street Bank and Trust Company.*

(h)  (1)  Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services,
     Inc. Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 25 to Registration Statement
     filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).
     (2)  Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services,
     Inc.) Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 30 to the Registration
     Statement on Form N-1A filed via EDGAR on March 3, 2000 (File No. 2-66407).

(i)  Opinion and Consent of Shearman & Sterling.*

(j)  Consent of Independent Accountants.*


(m)  (1)  Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-
     Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19,
     1998 (File No. 2-66407).
     (2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit m(2) to Post-
     Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on March 27, 2001
     (File No. 2-66407).
     (3) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-
     Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19,
     1998 (File No. 2-66407).

(n)  Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 27 to
     Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

(p)  (1)  Code of Ethics of Registrant.*

(p)  (2)  Code of Ethics of Prudential Investment Management Services LLC, Prudential Investments LLC and
     Prudential Investment Management, Inc.*

(q)  Power of Attorney.*

----------
  *Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

   None.

Item 25. Indemnification.

   The Registrant's Articles of Restatement provides that directors or officers of the Corporation will not be protected against liability to the Corporation or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), present and former officers, directors, employees and agents of the Registrant shall be indemnified by the Registrant against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state laws. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(2) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.


   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee, and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.


   Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 26. Business and other Connections of the Investment Adviser



   (a) Prudential Investments LLC (PI).


   See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference.



   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New
Jersey 07102-4077.



   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.



Name and Address      Position with PI                                Principal Occupations
----------------      ----------------                                ---------------------

David R. Odenath, Jr. Officer in Charge,          Officer in Charge, President, Chief Executive Officer and Chief Operating
                      President, Chief Executive    Officer, PI; Senior Vice President, The Prudential Insurance
                      Officer and Chief Operating   Company of America (Prudential)
                      Officer

Catherine A. Brauer   Executive Vice President    Executive Vice President, PI

John L. Carter        Executive Vice President    Executive Vice President, PI

Robert F. Gunia       Executive Vice President    Executive Vice President and Chief Administrative Officer, PI; Vice
                      and Chief Administrative      President, Prudential; President, PIMS
                      Officer

William V. Healey     Executive Vice President,   Executive Vice President, Chief Legal Officer and Secretary, PI; Vice
                      Chief Legal Officer and       President and Associate General Counsel, Prudential; Senior Vice
                      Secretary                     President, Chief Legal Officer and Secretary, PIMS

Marc S Levine         Executive Vice President    Executive Vice President, PI

Stephen Pelletier     Executive Vice President    Executive Vice President, PI

Judy A. Rice          Executive Vice President    Executive Vice President, PI

Ajay Sawhney          Executive Vice President    Executive Vice President, PI

Lynn M. Waldvogel     Executive Vice President    Executive Vice President, PI

   (b) Prudential Investment Management, Inc. (PIM)


   See "How the Fund is Managed" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.


   The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, 751 Broad Street, Newark, NJ 07102.



Name and Address        Position with PIM                            Principal Occupations
----------------        -----------------                            ---------------------
John R. Strangfeld, Jr. Chairman of the Board,     Chief Executive Officer, Prudential Securities Incorporated; Executive
                        President, Chief Executive   Vice President, Prudential; President, Prudential Global Asset
                        Officer and Director         Management Group of Prudential; Chairman of the Board, President,
                                                     Chief Executive Officer and Director, PIM
Bernard Winograd        Senior Vice President and  Chief Executive Officer, Prudential Real Estate Investors (PREI); Senior
                        Director                     Vice President and Director, PIM


Item 27. Principal Underwriters

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.



   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the officers and directors of PIMS is set forth below.


                        Positions and
                        Offices with                                       Positions and
Name/(1)/               Underwriter                                        Offices with Registrant
---------               -------------                                      -----------------------
Stuart A. Abrams        Senior Vice President and Chief Compliance Officer None
  213 Washington Street
  Newark, NJ 07102.....

Margaret Deverell       Vice President and Chief Financial Officer         None
  213 Washington Street
  Newark, NJ 07102.....

Robert F. Gunia........ President                                          Vice President and Director

William V. Healey...... Senior Vice President, Secretary and Chief Legal   Assistant Secretary
                        Officer

Bernard B. Winograd.... Executive Vice President                           None



----------

(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.


   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1 (b) (5), (6), (7), (9), (10) and (11) and 31a-1 (f)
will be kept at Three Gateway Center, documents required by Rules 31a-1 (b) (4) and (11) and 31a-1 (d) at Three Gateway Center, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


Item 29. Management Services


   Other than as set forth under the captions "How the Fund is Managed--Manager," "--Investment Adviser" and "--Distributor" in the Prospectus and the captions "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.


Item 30. Undertakings

   The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 18th day of March, 2002.



                          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.



                          /s/         *

                          ----------

                          David R. Odenath, Jr., President



   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                       Title                             Date
---------                       -----                             ---- -

      *                         Director
------------------------
  Eugene C. Dorsey
      *                         Director
------------------------
  Delayne D. Gold
      *                         Vice President and Director
------------------------
  Robert F. Gunia
      *                         Director
------------------------
  Thomas T. Mooney
      *                         Director
------------------------
  Stephen P. Munn
      *                         President and Director
------------------------
  David R. Odenath, Jr.
      *                         Director
------------------------
  Richard A. Redeker
      *                         Vice President and Director
------------------------
  Judy A. Rice
      *                         Director
------------------------
  Nancy Hays Teeters
      *                         Director
------------------------
  Louis A. Weil, III
      *                         Treasurer and Principal Financial
------------------------          and Accounting Officer
  Grace C. Torres

By  /s/  DEBORAH A. DOCS                                  March 18, 2002
------------------------
       (Deborah A. Docs
       Attorney-in fact)

                                 EXHIBIT INDEX


     (a)(3) Articles Supplementary.





       (d) (1) Management Agreement between the Registrant and Prudential Investments LLC (formerly known as Prudential Mutual Fund Management, Inc.).





       (g) (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company.



       (g) (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company.



       (i)  Opinion and Consent of Shearman & Sterling.


       (j)  Consent of Independent Accountants.



       (p)  (1) Code of Ethics of Registrant.


       (p) (2) Code of Ethics of Prudential Investment Management Services LLC, Prudential Investments LLC and Prudential Investment Management, Inc.



       (q)  Power of Attorney.